Exhibit 10.1

AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment to the Employment Agreement (this “Amendment”), dated as of the 15th day of August, 2018, is entered into by and among Newpark Resources, Inc. (the “Company”), a Delaware corporation, and Mark Airola (the “Executive”). Each of the Company and the Executive are referred to herein individually as a “Party” and collectively as the “Parties.” Capitalized terms not otherwise defined in this Amendment shall have the meaning set forth in the Agreement (as defined below).

WHEREAS, the Company and the Executive entered into that certain Employment Agreement dated September 18, 2006, as amended from time to time (the “Agreement”); and

WHEREAS, the Executive has elected to retire from his employment with the Company, and the Company has authorized a succession plan whereby the Executive will transition into an advisory role to the Company prior to fully retiring and separating from the Company; and

WHEREAS, the Company and the Executive have decided it is prudent to amend the Agreement to make certain changes to reflect the above-described transition into an advisory role;

NOW, THEREFORE, in consideration of the premises and mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.    The Agreement shall be amended by adding the following language after that last sentence of Section 1.1:

“The foregoing notwithstanding, during the period of the Employment Term commencing on September 1, 2018 and ending on September 30, 2018, Executive shall serve as a Senior Vice President of the Company and Executive Advisor to the Chief Executive Officer.”

2.    In all other respects, the terms of the Agreement are hereby ratified and confirmed.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

NEWPARK RESOURCES, INC.
By:	/s/ Paul L. Howes
Its:	President and CEO

EXECUTIVE
/s/ Mark Airola
MARK AIROLA